SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): September 15, 1997

                      COUNTRYWIDE  HOME EQUITY LOAN TRUST 1996-A

(Exact name of registrant as specified in its charter)


          CALIFORNIA                        333-11095            13-2631719
(State or Other Jurisdiction         (Commission File      (I.R.S. Employer
 of Incorporation)                           Number)      Identification
No.)

c/o The First National Bank of Chicago.
Corporate Trust Services Division - 9th floor
1 N. State Street, Chicago IL                                 60670-0126
(Address of Principal Executive Offices)                          (Zip Code)



Registrant's telephone number, including area code:               312/407-1902

Item 5.  Other Events

   On behalf of Countrywide Home Equity Loan Trust 1996-A, a Trust created pursuant to the Pooling Agreement, dated October 31, 1996, by The First National Bank of Chicago, as trustee for the Trust, the Trustee has caused to be filed with the Commission, the Monthly Report dated September 15, 1997. The Monthly Report is filed pursuant to and in accordance with (1) numerous no-action letters (2) current Commission policy in the area. The filing of the Monthly Report will occur subsequent to each monthly distribution to the holders of the Trust's Investor Certificates, Due January 15, 2028.

               A. Monthly Report Information:
                  Aggregate distribution information for the current distribution date September 15, 1997.

                        Principal             Interest       Ending Balance

       Cede & Co.    $3,342,322.11        $1,124,447.19         $220,548,884.75

               B. No delinquency in payment under the Transferor Certificate, or the Financial Guaranty Insurance Policy has occurred.

               C.     Have any deficiencies occurred?  NO.
                             Date:
                             Amount:

               D. Were any amounts paid or are any amounts payable under the Financial Guaranty Insurance Policy? NO
                             Amount:

               E. Are there any developments with respect to the Financial Guaranty Insurance Policy? NONE.

               F.     Item 1:  Legal Proceedings:  NONE

               G.     Item 2:  Changes in Securities:  NONE

               H.     Item 4:  Submission of Matters to a Vote of Security
                      Holders:  NONE

               I. Item 5: Other Information - Items 1, 2, 4, 5 if applicable: NOT APPLICABLE



Item 7.  Monthly Statements and Exhibits

         Exhibit No.
         1.    Monthly Statement to Certificateholders dated September 15 , 1997


              Statement to Certificateholders (Page 1 of 2)


              Distribution Date:                    8/15/97        9/15/97

                     INVESTOR CERTIFICATES DISTRIBUTION SUMMARY (PER $1000 ORIGINAL PRINCIPAL AMOUNT)

              A.     INTEREST & PRINCIPAL DISTRIBUTIONS TO INVESTORS


                     Investor Certificate Interest Distributed
4.687275      4.570308
                     Investor Certificate Interest Shortfall Distributed
              0.000000      0.000000
                     Remaining Unpaid Investor Certificate Interest Shortfall
                     0.000000       0.000000

                     Managed Amortization Period ? (Yes=1; No=0)
              1      1
                     Investors Certificate Principal Distributed
       18.933459     13.584846
                       Principal Distribution Amount           18.799724
       13.569704
                          Maximum Principal Payment            34.927694
       29.672069
                          Alternative Principal Payment
18.799724     13.569704
                          Principal Collections less Additional Balances
              18.799724     13.569704
                       Investor Loss Amount Distributed to Investors
              0.133736      0.015143
                       Accelerated Principal Distribution Amount
       0.000000      0.000000
                       Credit Enhancement Draw Amount
0.00   0.00

                     Total Amount Distributed to Certificateholders (P & I)
                     23.620735      18.155155

              B.     INVESTOR CERTIFICATE PRINCIPAL BALANCE


                     Beginning Investor Certificate Balance
"228,549,464.93 "    "223,891,206.86 "
                     Ending Investor Certificate Balance
"223,891,206.86 "    "220,548,884.75 "
                     Beginning Invested Amount
"232,566,332.16 "    "227,908,074.09 "
                     Ending Invested Amount              "227,908,074.09"
   "224,565,751.98 "
                Investor Certificateholder Floating Allocation Percentage
                     97.5979%       97.5504%
                     Pool Factor              0.9100043     0.8964195
                     Liquidation Loss Amount for Liquidated Loans
              "33,713.25 "  "3,819.13 "
                     Unreimbursed Liquidation Loss Amount
       0.00   0.00

              Additional Servicing Fee              0
0
              C.     POOL INFORMATION

                     Beginning Pool Balance           "238,290,185.01"
    "233,631,117.13 "
                     Ending Pool Balance               "233,631,117.13"
     "230,288,701.47 "
                     Servicer Removals form the Trust (Section 2.06)
              0.00   0.00
                     Servicing Fee                "99,287.58 "   "97,346.30"

              D.     INVESTOR CERTIFICATE RATE


                     Investor Certificate Rate               5.859690%
5.832340%
                     LIBOR Rate                               5.679690%
5.652340%
                     Maximum Rate                              9.421726%
9.415808%

              E.     DELINQUENCY & REO STATUS


                     Delinquent 30-59 days
                         No. of Accounts                        27     32
                        Trust Balances                          "870,475.91 "
"683,858.28 "
                     Delinquent 60-89 days
                         No. of Accounts                         8      9
                        Trust Balances                         "277,872.25 "
"317,544.21 "
                     Delinquent 90+ days
                         No. of Accounts                       15     15
                        Trust Balances                    "590,596.64 "
"529,269.83 "
                     Delinquent 9+ Months
                         No. of Accounts                     6      9
                        Trust Balances             "287,591 "     "447,745"
                     REO
                         No. of Accounts                         4      2
                        Trust Balances                       "241,590.58 "
"225,542.07 "


              Statement to Certificateholders (Page 2 of 2)


              Distribution Date:                    8/15/97        9/15/97

           "IN WITNESS WHEREOF, the undersigned has caused this Certificate to be duly executed"
                     "this 09th day of September, 1997"



                          Countrywide Home Loans Formerly Known as Countrywide
Funding Corporation
                            as Servicer

                            _______________________________________


                             Sam Ilagan
                             Vice-President


















  Distribution List:

Barbara Grosse - First National Bank of Chicago
Lupe Montero - Countrywide Home Loans
Frank Skibo - FSA                Jose Baltasar - Countrywide Home Loans
Paul Marsilio - Lehman Brothers       Richard Pohl -Countrywide Home Loans
Margarette Carrette - Moody's Investors Service
Richard Marron - Countrywide Home Loans
Gail Brennan - Standard & Poor's Corp.
Dave Walker- Countrywide Home Loans
Brain Sulker - Hall - Countrywide Home Loans






SIGNATURES


       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                COUNTRYWIDE HOME EQUITY LOAN TRUST 1996-A



                                     By  _______________________________________
                                        Name:          Barbara Grosse
                                       Title:         Assistant Vice President

Dated: September 30, 1997